UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

N-30B-2

SALES LITERATURE OF REGISTERED
 MANAGEMENT INVESTMENT COMPANY

 Investment Company Act file number 811-3931

 Clipper Fund, Inc.
(Exact name of registrant as specified in charter)

9601 Wilshire Blvd. Suite 800, Beverly Hills, CA 90210
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (800) 776-5033

QUARTERLY REPORT
SEPTEMBER 30, 2005

Dear Shareholder:

Recent months, like recent years, showed modest change in stock market returns. The returns for last quarter, year to date, and other periods are:

Average Annual Total Return (as of 09/30/05)

	Clipper Fund [1]	S&P 500 Index [2]	Morningstar Large Value Peer Group [3]
Third Quarter*	0.5%	3.6%	3.6%
Year-to-Date*	–1.4%	2.8%	4.0%
1 Year	7.0%	12.3%	13.7%
5 Years	8.4%	–1.5%	4.5%
10 Years	13.3%	9.5%	9.3%
Since Inception**	14.9%	12.9%	***

*	Not annualized.

**	Inception date: 02/29/84

***	Data not available.

The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is not indicative of future results. See footnotes following letter.

WHAT WE OWNED . . . AND WHAT WE DIDN’T

What an investor does not own can be as important as what he does. One reason for our favorable performance in the 2000–2001 bear market was our decision not to hold then-hot technology and dot.com stocks. Less favorably, we have not held currently popular energy stocks (except for El Paso), an omission which affected our relative performance in the last two years.

CLIPPER FUNDSM

Some of the stocks we held did well. CVS rose above our estimate of value and we sold it. We never like to part with a good company getting better, but its share price fairly reflected its prospects. Altria and the supermarkets also did well. Our bottom-up focus on individual stocks remains the basis of our investing. Two individual stocks which did not do well this year are the subjects of the next section.

PASS THE OLD MAID

Home mortgages with nothing down and 1% “teaser rates” to start. When the current game of rapidly rising home prices comes to an end, those mortgages will be like the old maid in the well known card game—a source of loss. It is far from clear, however, who really holds them. Often the banks that originate the mortgages quickly pass them on in the form of securitized packages. Then investment bankers divide those packages into pieces with different levels of risk and return. (If you conclude this is complicated, then you are right.) The only player who knows where the old maid (and risky mortgage) resides is the holder. The rest of us will learn after the game ends, and no one knows when that will happen.

Freddie Mac and Fannie Mae have had weak stock prices recently in part because of fears that they have a number of old maids in their mortgage portfolios. The favorite forage of both companies is the normal long term fixed rate mortgage, not the frisky kind with imaginative and speculative terms. When they depart from their old conservative lending practice, they usually do so with private mortgage insurance to neutralize the risk. For reasons partially related to relations with Capitol Hill (Congress is considering changes in their regulatory structure), both companies have avoided making major purchases of mortgages during the last year when the risk associated with some of these new mortgages has gone up. (The appreciation of home prices actually makes old mortgages more secure). This does not mean there is no risk here (there always is some risk), but it is a risk we believe investors are being well-paid to take at current stock prices.

  2005 QUARTERLY REPORT

INVESTING IN A PARALLEL UNIVERSE

The normal universe for investors consists of stocks and bonds, sometimes extending even to commodities such as copper and gold. Alongside this normal universe lies a parallel one of assets which derive their value from the normal universe. Put and call options derive their values from the stocks they represent. Commodity futures derive their value from the prices of corn and wheat. In recent years, there has been a rapid growth in creative new derivatives such as credit default swaps which may be a long term concern.

There is nothing wrong with derivatives in theory. They are like a steak knife that can be used to cut up your food or cut off your finger, depending upon the skill with which you use it. Their prices tend to be more volatile than the normal movement of prices for stocks, bonds and commodities. This means that a slip in the hands of a less skilled investor can cut off parts of his financial anatomy very quickly.

What kind of problem is this for investors? The old group of derivatives (e.g. commodity futures, call options on stocks) has been pressure-tested over decades and the risks are reasonably known. The new batch of creative derivatives has not been pressure-tested, is difficult to value accurately and lies in many hands of untested skill. The general risk posed by this parallel universe of derivatives may be tiny but is impossible to quantify. It is, however, the reason a rational investor always looks for a margin of safety before investing his money. At current prices, there is only a moderate margin of safety in most long term assets.

TAKING LEAVE

Three of the six principals of Pacific Financial Research, Inc. (PFR) (James H. Gipson, Michael C. Sandler, and Bruce G. Veaco) have announced their intentions to leave the firm as of December 31st. All the current staff will remain on board and active in managing your portfolio until then. As a consequence of this announced departure, Old Mutual (US) Holdings Inc., PFR’s parent company, has announced its intention to reorganize PFR under the leadership of Barrow, Hanley,

CLIPPER FUNDSM

Mewhinney & Strauss, Inc. Your directors are evaluating options for management of the Fund. All of us at PFR would like to thank you for your confidence through the years.

Sincerely,

Your Portfolio Management Team
James H. Gipson
President
Michael C. Sandler
Bruce G. Veaco
Nugroho “Dédé” Soeharto
Peter J. Quinn
Kelly M. Sueoka

October 28, 2005

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CLIPPER FUND|PS

PERFORMANCE DISCLOSURE
[1]	The performance presented for Clipper Fund, Inc. (the “Fund”) at the beginning of the shareholder letter assumes reinvestment of dividends and capital gains distributions but does not reflect the deduction of taxes that a shareholder would pay on such distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain current month end performance data call 1-800-776-5033. Average annual total return measures annualized change while total return measures aggregate change.
[2]	The S&P 500 Index is an unmanaged, capitalization-weighted index of the common stocks of 500 major U.S. corporations. The S&P 500 Index returns include dividend and/ or interest income and, unlike Fund returns, do not reflect fees and expenses. In addition, unlike the Fund, which periodically maintains a significant cash position, the S&P 500 Index is fully invested. You cannot invest directly in an index.
[3]	The Morningstar Large Value Peer Group comprises those actively managed large value mutual funds monitored by Morningstar. The Peer Group is unmanaged and as of September 30, 2005, included 1,231 mutual funds. Peer Group returns reflect deductions for fees and expenses, but not for taxes.

This material is submitted for the general information of shareholders of the Fund. The report is not authorized for distribution to prospective investors unless accompanied by a current prospectus. The prospectus contains important information about the Fund, including the Fund’s investment objectives, risks, management fees, and other expenses. You can obtain a prospectus by calling 1-800-776-5033 or by visiting the Fund’s website at www.clipperfund.com.

The discussion of Fund investments represents the views of the Fund’s managers at the time of this report and is subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund’s managers believe that the Fund’s holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and under- perform growth stocks during given periods.

Because the Fund is non-diversified, the performance of each holding will have a greater impact on the Fund’s total return, and may make the Fund’s returns more volatile than a more diversified fund.

  2005 QUARTERLY REPORT

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. In so far as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered “forward-looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as “believe,” “expect,” “may,” “anticipate,” and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be considered a recommendation to purchase or sell any particular security.

CLIPPER FUNDSM

INVESTMENT PORTFOLIO
September 30, 2005
(Unaudited)

COMMON STOCKS
Shares		Market Value	%
	Consumer Discretionary
	Media
5,361,700	Time Warner Inc.	$97,100,387	1.6%
7,850,400	Interpublic Group of Companies, Inc.*	91,378,656	1.4%
	Total Consumer Discretionary	188,479,043	3.0%

	Consumer Staples
	Beverages
2,885,200	The Coca-Cola Company	124,611,788	2.0%
	Food Products
3,836,700	Kraft Foods Inc.	117,364,653	1.9%
	Food & Staples Retailing
5,801,100	Wal-Mart Stores Inc	254,204,202	4.1%
5,495,800	The Kroger Co.*	113,158,522	1.8%
2,500,900	Safeway Inc.	64,023,040	1.1%
		431,385,764	7.0%
	Tobacco
3,767,400	Altria Group Inc.	277,695,054	4.5%
	Total Consumer Staples	951,057,259	15.4%

	Energy
	Oil, Gas & Consumable Fuels
16,273,800	El Paso Corporation	226,205,820	3.7%
	Total Energy	226,205,820	3.7%

	Financials
	Capital Markets
2,238,600	Merrill Lynch & Co., Inc.	137,338,110	2.2%
	Consumer Finance
6,862,200	American Express Company	394,164,768	6.4%
	Thrifts & Mortgage Finance
8,863,400	Freddie Mac	500,427,564	8.1%
3,507,400	Fannie Mae	157,201,668	2.5%
		657,629,232	10.6%

__________
*Non-income producing securities.

  2005 QUARTERLY REPORT

Shares		Market Value	%
	Insurance
13,395,100	Marsh & McLennan Companies Inc.	$407,077,089	6.6%
2,384,960	Old Republic International Corporation	63,606,883	1.0%
		470,683,972	7.6%
	Total Financials	1,659,816,082	26.8%

	Health Care
	Health Care Providers & Services
14,584,500	Tenet Healthcare Corporation*	163,783,935	2.6%
2,011,600	HCA Inc	96,395,872	1.6%
		260,179,807	4.2%
	Pharmaceuticals
12,911,300	Pfizer Inc.	322,395,161	5.2%
2,691,800	Wyeth	124,549,586	2.0%
1,250,500	Johnson & Johnson	79,131,640	1.3%
		526,076,387	8.5%
	Total Health Care	786,256,194	12.7%
	Industrials
	Commercial Services & Supplies
1,756,700	Pitney Bowes Inc.	73,324,658	1.2%
	Industrial Conglomerates
7,728,400	Tyco International Ltd.	215,235,940	3.5%
	Total Industrials	288,560,598	4.7%

	Information Technology
	IT Services
13,637,300	Electronic Data Systems	306,021,012	4.9%
	Total Information Technology	306,021,012	4.9%

	TOTAL COMMON STOCK (Cost $3,854,613,161)	4,406,396,008	71.2%

__________
*Non-income producing securities.

CLIPPER FUNDSM

SHORT TERM INVESTMENTS
Par Value		Market Value	%
	US Treasury Bill
$ 856,235,000	(0.00%, 11/25/05)	$852,088,254	13.8%

	US Treasury Bill
$ 233,745,000	(0.00%, 01/26/06)	231,087,086	3.7%

	US Treasury Bill
$ 229,130,000	(0.00%, 02/16/06)	225,964,340	3.7%

	US Treasury Bill
$ 187,404,000	(0.00%, 10/20/05)	187,136,387	3.0%

	State Street Bank & Trust Company Repurchase Agreements
$ 77,085,000	(3.10%, dated 09/30/05, due 10/03/05)	77,085,000	1.2%

	TOTAL SHORT TERM INVESTMENTS (Cost $1,573,398,768)	1,573,361,067	25.4%

Total Investment Portfolio (Cost $5,428,011,929)		5,979,757,075	96.6%

Cash and Receivables less Liabilities		208,971,210	3.4%

TOTAL NET ASSETS		$6,188,728,285	100.0%

__________
*Non-income producing securities.

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CLIPPER FUNDSM
9601 Wilshire Boulevard, Suite 800
Beverly Hills, California 90210
Telephone (800) 776-5033
Shareholder Services
& Audio Response (800) 432-2504
Internet: www.clipperfund.com

INVESTMENT ADVISER
Pacific Financial Research, Inc.
Internet: www.pfr.biz

DIRECTORS
James H. Gipson
F. Otis Booth, Jr.
Professor Lawrence P. McNamee
Norman B. Williamson

TRANSFER AGENT
Boston Financial Data Services
Post Office Box 219152
Kansas City, Missouri 64121-9152
(800) 432-2504

Overnight Address
330 W. 9th Street, 3rd Floor
Kansas City, MO 64105

ADMINISTRATOR & CUSTODIAN
State Street Bank and Trust Company

COUNSEL
Paul, Hastings, Janofsky & Walker LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
Investment Company File No. 811-3931
This report is not authorized for distribution to prospective investors unless accompanied by a current prospectus.

CF 3QTR 0905